UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) November 9, 2006

VION PHARMACEUTICALS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-26534	13-3671221
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

4 Science Park, New Haven, CT		06511
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (203) 498-4210

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information.

Item 2.02.    Results of Operations and Financial Condition.

On November 9, 2006, Vion Pharmaceuticals, Inc. (the ‘‘Registrant’’) issued a press release reporting its financial results for the third quarter and nine month period ended September 30, 2006. A copy of that press release is being furnished to the Securities and Exchange Commission pursuant to this Item 2.02 of Form 8-K and is attached hereto as Exhibit 99.1.

Item 8.01    Other Events

On November 9, 2006, the Registrant issued a second press release announcing that it would hold a conference call on Monday, November 13, 2006 to discuss its third quarter and nine month financial results. The call will begin at 8:45 a.m. Eastern Time. A copy of that press release is attached hereto as Exhibit 99.2 and incorporated by reference herein.

Section 9 – Financial Statements and Exhibits.

Item 9.01(d)    Exhibits.

Exhibit 99.1	Press release dated November 9, 2006.

Exhibit 99.2	Press release dated November 9, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VION PHARMACEUTICALS, INC.

Date: November 9, 2006	By:	/s/ Howard B. Johnson
		Name:	Howard B. Johnson
		Title:	President and Chief Financial Officer

EXHIBIT INDEX

99.1	Press release dated November 9, 2006.

99.2	Press release dated November 9, 2006.